UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported):  December 8, 2010

ATLAS PIPELINE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-14998 (Commission File Number)	23-3011077 (IRS Employer Identification No.)

Westpointe Corporate Center One, 1550 Coraopolis Heights Road, Moon Township, Pennsylvania 15108

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (412) 262-2830

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (127 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (27 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (27 CFR 240.13e-4(c))

Item 7.01        Regulation FD Disclosure.

On December 8, 2010, Atlas Energy, Inc. (“Atlas Energy”) filed a preliminary proxy statement (the “Preliminary Proxy Statement”) with the U.S. Securities and Exchange Commission in connection with the proposed merger of Atlas Energy and a wholly owned subsidiary of Chevron Corporation (the “Merger”).  The Preliminary Proxy Statement contains, among other things, certain information about Atlas Pipeline Partners, L.P. (“APL”), including in the section entitled “Information About AHD”, such as unaudited pro forma condensed consolidated financial data that reflects Atlas Pipeline Holdings, L.P.’s (“AHD”) historical results as adjusted on a pro forma basis to give effect to certain transactions related to the Merger (including AHD’s proposed acquisition of the investment partnership business and other assets from Atlas Energy and Atlas Energy’s proposed acquisition of an ownership interest in Laurel Mountain Midstream, LLC from APL).

The Preliminary Proxy Statement is furnished as Exhibit 99.1 and is incorporated herein by reference.  The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01.       Financial Statements and Exhibits.

            (d)       Exhibits.

Exhibit No.	Description
99.1	Preliminary Proxy Statement (incorporated by reference to the preliminary proxy statement on Schedule 14A filed by Atlas Energy, Inc. on December 8, 2010 (Commission File No. 001-32169)).

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Safe Harbor for Forward-Looking Statements

This document contains forward-looking statements that involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. APL cautions readers that any forward-looking information is not a guarantee of future performance. Such forward-looking statements include, but are not limited to, statements about APL’s potential sale of a 49% ownership interest in Laurel Mountain Midstream, LLC to Atlas Energy, the potential acquisition of Atlas Energy by Chevron Corporation or any related transactions, Atlas Energy’s potential sale of an investment partnership business and other assets to AHD, the separation of AHD from Atlas Energy, future financial and operating results, resource potential, and APL’s plans, objectives, expectations and intentions and other statements that are not historical facts. Although APL believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, no assurance can be given that these expectations will be attained or that the transactions will be completed and it is possible that our actual circumstances and results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties.

The completion of and benefits from the transactions are subject to certain risks and uncertainties, including required approval of Atlas Energy’s stockholders for the Chevron acquisition (which is a condition to APL’s sale of its 49% ownership interest to Atlas Energy), the other conditions to the completion of the Atlas Energy-APL transaction, and other risk factors relating to APL’s business and its industry as detailed from time to time in APL’s reports filed with the U.S. Securities and Exchange Commission.  APL undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  The reader is directed to APL’s filings with the U.S. Securities and Exchange Commission, including quarterly reports on Form 10-Q, reports on Form 8-K and its annual reports on Form 10‑K, for a discussion of such risks and uncertainties.

Important Additional Information About this Transaction

APL’s potential sale of its 49% ownership interest to Atlas Energy is conditioned upon the subsequent completion of a merger by which Chevron Corporation will acquire Atlas Energy.   Atlas Energy has filed a preliminary proxy statement with the U.S. Securities and Exchange Commission in connection with the potential merger of Atlas Energy and a wholly owned subsidiary of Chevron Corporation.  The proxy statement has not yet been cleared by the U.S. Securities and Exchange Commission, and the definitive proxy statement is not currently available.  If you are a stockholder of Atlas Energy, you are urged to read the definitive proxy statement when it becomes available, because it will contain important information.  Atlas Energy stockholders will be able to obtain a free copy of the definitive proxy statement, as well as other filings containing information about Atlas Energy and the merger, when available, without charge, at the U.S. Securities and Exchange Commission’s Internet site (www.sec.gov).  In addition, copies of the definitive proxy statement and other filings containing information about Atlas Energy and the potential merger can be obtained, when available without charge, by directing a request to Atlas Energy, Attention:  Investor Relations, Westpointe Corporate Center One, 1550 Coraopolis Heights Road, 2nd Floor, Moon Township, PA 15108, by phone at (412) 262-2830, or on Atlas Energy’s Internet site at www.atlasenergy.com.

AHD intends to file an information statement with the U.S. Securities and Exchange Commission in connection with an amendment to the limited partnership agreement of AHD and the adoption of a new AHD equity plan, which amendment and adoption will be effective upon completion of AHD’s acquisition of Atlas Energy’s investment partnership business and certain other assets and the separation of AHD from Atlas Energy.  AHD unitholders will be able to obtain a free copy of the information statement, as well as other filings containing information about AHD, when available, without charge, at the U.S. Securities and Exchange Commission’s Internet site (www.sec.gov).  In addition, copies of the information statement and other filings containing information about AHD and the potential transactions can be obtained, when available without charge, by directing a request to AHD’s investor relations department.

Atlas Energy and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Atlas Energy stockholders in respect of the potential merger.  In addition, because Atlas Energy controls the general partnership interest in AHD, which itself controls the general partnership interest in APL, directors and executive officers and other members of management and employees of AHD, APL and their respective general partner may be deemed to be participants in the solicitation of proxies from Atlas Energy stockholders in respect of the potential merger.  You can find information about Atlas Energy’s executive officers and directors in Atlas Energy’s definitive annual proxy statement filed with the SEC on April 13, 2010, information about the executive officers and directors of the general partner of AHD in the annual report on Form 10-K for AHD filed with the SEC on March 5, 2010, and information about the executive officers and directors of the general partner of APL in the annual report on Form 10-K for APL filed with the SEC on March 5, 2010.  You can obtain free copies of Atlas Energy’s annual proxy statement, and Atlas Energy’s definitive proxy statement in connection with the merger (when it becomes available), by contacting Atlas Energy’s investor relations department.  You can obtain free copies of AHD’s annual report and APL’s annual report by contacting the investor relations department of AHD and APL, respectively.  Additional information regarding the interests of such potential participants will be included in the definitive proxy statement, the information statement and the other relevant documents filed with the SEC when they become available.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ATLAS PIPELINE PARTNERS, L.P.

Date: December 8, 2010	By:	Atlas Pipeline Partners GP, LLC its General Partner

	By:	/s/ Eric T. Kalamaras
	Name:	Eric T. Kalamaras
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Preliminary Proxy Statement (incorporated by reference to the preliminary proxy statement on Schedule 14A filed by Atlas Energy, Inc. on December 8, 2010 (Commission File No. 001-32169)).